                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                             PEGASYSTEMS INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

[LOGO]

Dear Stockholder:

    We cordially invite you to attend our 2000 Annual Meeting of Stockholders on Thursday, June 29, 2000 at One Main Street, Cambridge, Massachusetts. Please join us for a pre-meeting continental breakfast at 10:00 a.m. The Meeting will commence at 10:30 a.m.

    The following Notice of Annual Meeting of Stockholders and Proxy Statement describe the items to be considered by the stockholders and contain certain information about the Company and its officers and directors.

    Please sign and return the enclosed proxy card as soon as possible in the envelope provided so that your shares can be voted at the Meeting in accordance with your instructions. Even if you plan to attend the Meeting, we urge you to sign and promptly return the proxy card. You can revoke it at any time before it is exercised at the Meeting, or vote your shares personally if you attend the Meeting.

    We look forward to seeing you on June 29, 2000.

                                        Sincerely,

                                        /s/ Alan Trefler

                                        Alan Trefler
                                        Chairman and Chief Executive Officer

June 16, 2000

                                PEGASYSTEMS INC.

                                101 Main Street
                              Cambridge, MA 02142

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To be held on June 29, 2000

TO THE STOCKHOLDERS OF PEGASYSTEMS INC.:

    Notice is hereby given that the Annual Meeting of Stockholders of Pegasystems Inc. (the "Company") will be held at One Main Street, Cambridge, Massachusetts, on Thursday, June 29, 2000 at 10:30 a.m., local time, for the following purposes:

    1. To re-elect two members of the Board of Directors to hold office until the 2003 Annual Meeting of Stockholders and until their successors are duly elected and qualified and to elect William W. Wyman as a member of the Board of Directors to hold office until the 2003 Annual Meeting of Stockholders and until his successor is duly elected and qualified.

    2. To consider and act upon a proposal to approve an amendment to the Pegasystems Inc. Amended and Restated 1994 Long-Term Incentive Plan.

    3. To consider and act upon a proposal to approve an amendment to the Pegasystems Inc. 1996 Non-Employee Director Stock Option Plan.

    4. To ratify the Board of Directors' selection of Deloitte & Touche LLP as the independent public accountants for the Company for the year ending December 31, 2000.

    5. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

    Only stockholders of record at the close of business on the record date, May 19, 2000, will receive notice of the Meeting and be entitled to vote at the Meeting or any adjournment(s) thereof. The transfer books will not be closed.

    You are cordially invited to attend the Meeting in person if possible. Whether you plan to attend the Meeting or not, please fill out, sign and date the enclosed proxy and return it in the envelope enclosed for this purpose. The proxy is revocable by the person giving it at any time prior to the exercise thereof by written notice received by the Company, by delivery of a duly executed proxy bearing a later date, or by attending the Meeting and voting in person.

                                          By Order of the Board of Directors
                                          /s/ James P. O'Halloran
                                          James P. O'Halloran
                                          Clerk

June 16, 2000

                                PEGASYSTEMS INC.
                                101 Main Street
                              Cambridge, MA 02142

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS

                          To Be Held On June 29, 2000

    This Proxy Statement is furnished to the holders of the Common Stock, $.01 par value (the "Common Stock"), of Pegasystems Inc. (the "Company") in connection with the solicitation by and on behalf of the Board of Directors of the Company of proxies for use at the Annual Meeting of Stockholders of the Company to be held at One Main Street, Cambridge, Massachusetts, on Thursday, June 29, 2000 at 10:30 a.m. local time, and at any adjournment(s) thereof. Each properly signed proxy will be voted in accordance with the instructions contained therein, and, if no choice is specified, the proxy will be voted in favor of the proposals set forth in the Notice of Annual Meeting.

    Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Meeting and voting in person.

    This Proxy Statement, the enclosed proxy and Annual Report to Stockholders for the year ended December 31, 1999, are being mailed to the stockholders on or about June 16, 2000. The Annual Report does not constitute any part of this Proxy Statement.

    The entire cost of this solicitation will be paid by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners.

    Only stockholders of record of the Company's 29,196,315 shares of Common Stock outstanding as of the close of business on the record date, May 19, 2000, will be entitled to vote. Each share of Common Stock is entitled to one vote at the Meeting or any adjournment(s) thereof. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. Shares voted to abstain or to withhold as to a particular matter as to which a nominee (such as a broker holding shares in street name for a beneficial owner) has no voting authority in respect of such matter will be deemed represented for quorum purposes. Under the Company's By-Laws, such shares will not be deemed to be voting on such matter, and therefore will not be the equivalent of negative votes as to such matter. Votes will be tabulated by the Company's transfer agent subject to supervision of persons designated by the Board of Directors as inspectors.

    The affirmative vote of the holders of a plurality of the shares represented at the Meeting, at which a quorum is present, is required for the election of Directors. Approval of other matters before the Meeting will require the affirmative vote at the Meeting, at which a quorum is present, of the holders of a majority of votes cast with respect to such matters.

                     PRINCIPAL AND MANAGEMENT STOCKHOLDERS

    The following table sets forth certain information as of February 15, 2000, with respect to the beneficial ownership of Common Stock of the Company by
(i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock of the Company, (ii) each Director and nominee for Director of the Company, (iii) the CEO and the four other most highly compensated executive officers and (iv) all executive officers and Directors of the Company as a group. To the knowledge of the Company, based on information provided by such owners, all persons listed below have sole voting and investment power with respect to their shares of Common Stock except to the extent authority is shared by spouses under applicable law.

NAME OF                                      NUMBER OF SHARES      PERCENTAGE OF SHARES
BENEFICIAL OWNER                          BENEFICIALLY OWNED (1)    BENEFICIALLY OWNED
----------------                          ----------------------   --------------------
Alan Trefler (2)........................        21,237,100                 73.2%
Wellington Management Company, LLP (3)..                                    5.4%
Joseph J. Friscia (4)...................           419,750                  1.4%
Stephen F. Kaplan(4)....................            30,000                    *
Edward A. Maybury (4)...................            37,800                    *
William W. Wyman........................                 0                   --
William H. Keough.......................                 0                   --
Kenneth Olson(5)........................           270,375                    *
James P. O'Halloran (4).................           100,000                    *
Michael R. Pyle (6).....................           232,912                    *
Edward B. Roberts (7)...................            36,000                    *
Ronald Rock(4)..........................            26,250                    *
Leonard A. Schlesinger (4)..............            31,000                    *
All executive officers and Directors as
  a group (14 persons) (8)..............        22,504,062                 75.1%

------------------------

*   Represents beneficial ownership of less than 1% of the outstanding Common
    Stock.

(1) The number of shares of Common Stock deemed outstanding includes
    (i) 29,013,667 shares of Common Stock outstanding as of February 15, 2000 and (ii) shares issuable pursuant to outstanding options held by the respective person or group which are exercisable within 60 days of February 15, 2000, as set forth below.

(2) Includes 375,000 shares held in trust with respect to which Mr. Trefler has voting and dispositive power. Mr. Trefler disclaims beneficial interest.

(3) Based solely on information contained in Form 13(F) filed for the quarter ended March 31, 2000.

(4) Consists solely of shares of Common Stock subject to stock options exercisable within 60 days of February 15, 2000.

(5) Includes 30,375 shares of Common Stock subject to stock options exercisable within 60 days of February 15, 2000.

(6) Includes 207,912 shares of Common Stock subject to stock options exercisable within 60 days of February 15, 2000.

(7) Includes 31,000 shares of Common Stock subject to stock options exercisable within 60 days of February 15, 2000.

(8) Includes 965,962 shares of Common Stock subject to stock options exercisable within 60 days of February 5, 2000.

                             ELECTION OF DIRECTORS
                               (Item 1 of Notice)

    There are currently five members of the Board of Directors, divided into three classes with terms expiring respectively at the 2000, 2001 and 2002 annual meetings of stockholders. Mr. Leonard Schlesinger has resigned from the Board effective May 31, 2000. The Board has elected William H. Keough to fill the vacancy created by Mr. Schlesinger's resignation. The Board has nominated Stephen F. Kaplan and Alan Trefler, whose terms are expiring, for re-election and has nominated William W. Wyman for election to the class of directors whose term expires in 2003. Messrs. Kaplan and Trefler have consented to serve, if elected at the Meeting, for a three-year term expiring at the time of the 2003 annual meeting of stockholders and when their respective successors are elected and qualified. The shares represented by the enclosed proxy will be voted to elect Messrs. Kaplan, Trefler, and Wyman unless such authority is withheld by marking the proxy to that effect. Each of Messrs. Kaplan, Trefler, and Wyman has agreed to serve, but in the event any of them shall unexpectedly become unavailable for election, the proxy, unless authority has been withheld as to such nominee, may be voted for election of a substitute. Proxies may not be voted for more than three persons.

    THE BOARD OF DIRECTORS RECOMMENDS ELECTION OF THE NOMINEES AS DIRECTORS.

    The following information is furnished with respect to the nominees for election as Directors and each other Director.

        NOMINEES FOR ELECTION FOR TERMS OF THREE YEARS EXPIRING IN 2003

    STEPHEN F. KAPLAN, 44, has served as a Director of the Company since
August 9, 1999. He currently is a Managing Director of The Audax Group, a private equity and venture capital firm. From 1988 to 2000, Mr. Kaplan was affiliated with Texas Pacific Group, a private equity firm and he served as President, Chief Operating Officer and Chief Financial Officer of Favorite Brands International Holding Corp., a confectionery company controlled by Texas Pacific Group. From 1996 to 1997, Mr. Kaplan was Executive Vice President and Chief Financial Officer of the Coleman Company, an international manufacturer of camping, outdoor recreation and hardware equipment. From 1993 to 1996, Mr. Kaplan was a financial and strategy consultant to venture capital and buy-out firms. During 1994, Mr. Kaplan served as Chief Financial Officer of Marcam Corporation, a software developer. Prior to that, Mr. Kaplan served as Executive Vice President and Chief Financial Officer of AM International, President of Harris Graphics and Partner of Boston Consulting Group. Mr. Kaplan holds an MS in Management, a BS in Electrical Engineering and Computer Science and a BS in Management Science from the Massachusetts Institute of Technology.

    ALAN TREFLER, 44, a founder of the Company, served as President until October 1999 and Clerk until June 1999 and has been Chief Executive Officer and a Director since the Company's organization in 1983. Prior thereto, he managed an electronic funds transfer product for TMI Systems Corporation, a software and services company. Mr. Trefler holds a degree in economics and computer science from Dartmouth College.

    WILLIAM W. WYMAN, 62, currently serves as an individual business advisor to a number of corporate chief executives in financial services, information services and software companies. From 1984 to 1995, Mr. Wyman was Managing Partner of his own consulting firm Oliver, Wyman & Company. From 1965 to 1984, Mr. Wyman worked for a variety of financial, natural resources and manufacturing companies on projects concerning strategy, profit improvement and management organization structure as a Management Consultant at Booz, Allen & Hamilton. In 1978 he became President of the Management Consulting Group at Booz, Allen & Hamilton and in 1982, he took responsibility for all work performed by Booz, Allen & Hamilton for financial institutions worldwide. Mr. Wyman currently serves as a Director of SS&C Technologies, a software company, Predictive Systems, Inc., a network consulting firm, and U.S. Timberlands LP, a forest products company. He also serves as a Trustee for several not-for-profit institutions. He serves on the Board of Advisors of The Sprout Group, a venture capital fund associated with Donaldson, Lufkin and Jenrette and Legend Capital, a leveraged buyout fund associated with Castle Harlan Investments.

                     DIRECTORS WHOSE TERMS EXPIRES IN 2001

    EDWARD A. MAYBURY, 60, has been a Director of the Company since its organization in 1983. Since July 1991, he has served as a Director, and from July 1991 through May 1993 was the President and Chief Executive Officer, of Creative Systems, Inc., a software and services company. Prior thereto, Mr. Maybury was the Chief Executive Officer of Data Architect Systems, Inc., a software and services company.

    WILLIAM H. KEOUGH, 63, served as the Senior Vice President, Chief Financial Officer and Treasurer of The Pioneer Group, Inc., a financial services business from 1986 to November 1998. From 1968 to 1986, Mr. Keough was Senior Vice President of Finance and Treasurer of Charles River Laboratories, Inc., the world's largest supplier of laboratory models for biomedical research. From 1966 to 1968, he was the Corporate Controller of the Beebe Rubber Company. From 1959 to 1966 Mr. Keough served as a Manager, Cost Accounting and Business Planning for the General Electric Company. Mr. Keough serves on the Board of Directors of numerous not-for-profit organizations and, in 1987, founded the Boston Mutual Funds CFO Group. He currently serves on the Board of Directors of Thermo Ecotek Corporation.

                     DIRECTORS WHOSE TERMS EXPIRES IN 2002

    EDWARD B. ROBERTS, 64, has been a Director of the Company since June 1996. Since the early 1960s, he has been the David Sarnoff Professor of Management of Technology at the Massachusetts Institute of Technology, where he founded and chairs the MIT Entrepreneurship Center. Dr. Roberts co-founded and is a Director of Medical Information Technology, Inc., a leading provider of healthcare information systems. He is also a Director of Advanced Magnetics, Inc., a specialty pharmaceutical company, Selfcare, Inc., a manufacturer of home medical diagnostic products, NETsilicon, Inc., a semiconductor producer that links equipment to the Internet, and several early-stage high-technology firms.
Dr. Roberts co-founded and served for 20 years as a general partner of the Zero Stage and First Stage Capital group of venture capital funds.

    JAMES P. O'HALLORAN, 68, joined the Company in April 1999. In June 1999 he was elected Senior Vice President, Chief Financial Officer, Treasurer, Clerk and a Director. From 1991 to 1999 he served as President of G & J Associates, Ltd., a financial consulting firm. From 1956 to 1990, he was with the international accounting firm of Arthur Andersen LLP serving as an audit partner from 1967 to his retirement in 1990.

                   BOARD OF DIRECTORS AND COMMITTEE MEETINGS

    The Company's Board of Directors has established an Audit Committee and a Compensation Committee. The Audit Committee is responsible for nominating the Company's independent public accountants for approval by the Board of Directors, reviewing the scope, results and costs of the audit with the Company's independent public accountants and reviewing the financial statements of the Company. Messrs. Maybury, Kaplan and Roberts are currently the members of the Audit Committee. The Audit Committee met five (5) times during 1999. The Compensation Committee is responsible for recommending compensation and benefits for the executive officers of the Company to the Board of Directors and for administering the Company's stock plans. Mr. Maybury is currently a member of the Compensation Committee. The Compensation Committee met twice (2) during 1999.

    During 1999, the Board of Directors of the Company held ten (10) meetings. Each incumbent Director attended at least 75% of the aggregate number of meetings of the Board and the meetings of the committees of the Board on which he served.

                             DIRECTOR COMPENSATION

    Each non-employee Director of the Company receives $1,000 for every Board or committee meeting attended. The Company also reimburses non-employee Directors for expenses incurred in attending Board meetings. In addition, non-employee Directors of the Company are eligible to receive stock options under the Company's 1996 Non-Employee Director Stock Option Plan and all Directors are eligible to receive stock options and stock grants under the Company's 1994 Long-Term Incentive Plan. Commencing in 2000, each non-employee Director will be granted on an annual basis a fully vested option to purchase 10,000 shares of Common Stock at a price equal to the fair market value of the common stock on the date of grant under the 1996 Non-Employee Director Stock Option Plan. As consideration for past services as a Director of the Company, on November 23, 1999, each of Messrs. Roberts, Maybury and Schlesinger was granted an option to purchase 10,000 shares of Common Stock under the 1994 Long-Term Incentive Plan. Such options were immediately vested. No other compensation is paid to Directors for attending Board or committee meetings. Messrs. Maybury, Roberts, Keough and Kaplan are currently the non-employee Directors of the Company.

                             EXECUTIVE COMPENSATION

    The following table sets forth all compensation awarded to, earned by or paid for services rendered to the Company in all capacities during the years ended December 31, 1999, 1998 and 1997 by (i) the Company's Chief Executive Officer and (ii) the four most highly compensated other executive officers (collectively, the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

                                      ANNUAL COMPENSATION (1)                 LONG TERM COMPENSATION
                                 ---------------------------------   -----------------------------------------
                                                                       AWARDS SECURITIES         ALL OTHER
NAME AND PRINCIPAL POSITIONS       YEAR     SALARY ($)   BONUS ($)   UNDERLYING OPTIONS (#)   COMPENSATION ($)
----------------------------     --------   ----------   ---------   ----------------------   ----------------
Alan Trefler...................    1999      $200,000           --               --                     --
Chairman and Chief Executive       1998       200,000           --               --                     --
  Officer                          1997       200,000           --               --                     --

Joseph J. Friscia..............    1999      $200,000    $  60,000(2)        100,000             $  86,869(3)
Executive Vice President of        1998       180,000       70,000(4)        190,000                30,786
  Sales and Service                1997       143,333       47,250(5)         25,000                    --

Kenneth Olson..................    1999      $198,385    $  40,000(2)         30,000             $  53,385(6)
Vice President of Technical        1998       125,000       10,500(4)         75,000                20,123
  Development                      1997       112,000           --               --                     --

Michael R. Pyle................    1999      $185,734    $  60,000(2)         35,000             $  30,934(6)
Vice President of Applications     1998       140,000       15,000(4)        100,000                 8,587
  Development                      1997       120,000       15,750(5)             --                    --

Ronald Rock(7).................    1999      $176,000    $  21,000(8)         60,000             $  62,379(9)
Senior Vice President of           1998        82,495       11,278(4)         50,000                    --
  Electronic Commerce Solutions    1997            --           --               --                     --

------------------------

(1) In accordance with the rules of the Securities and Exchange Commission, other compensation in the form of perquisites and other personal benefits has been omitted because the aggregate amount of such perquisites and other personal benefits constituted less than the lesser of $50,000 or 10% of the total of annual salary and bonuses for each of the Named Executive Officers for 1999, 1998 and 1997.

(2) Represents bonuses earned in 1999 and paid in 2000.

(3) Represents payments in lieu of paid days off, commissions, draws and referral payments.

(4) Represents bonuses earned in 1998 and paid in 1998.

(5) Represents bonuses earned between July 1996 and December 1997 and paid in 1998.

(6) Represents payments in lieu of paid days off.

(7) Mr. Rock's employment with the Company began in 1998. Mr. Rock resigned from the Company in March 2000.

(8) Represents bonuses earned in 1999 and paid in 1999.

(9) Represents payments in lieu of paid days off and draws.

OPTION GRANTS

    The following table provides certain information concerning grants of options to purchase the Company's Common Stock made during the fiscal year ending December 31, 1999, to each of the Named Executive Officers.

                          OPTION GRANTS IN FISCAL 1999

                                                                                           POTENTIAL
                                                                                          REALIZABLE
                                INDIVIDUAL GRANTS                                      VALUE AT ASSUMED
                           ----------------------------                                 ANNUAL RATES OF
                            NUMBER OF      PERCENT OF                                     STOCK PRICE
                             SHARES      TOTAL OPTIONS                                 APPRECIATION FOR
                           UNDERLYING      GRANTED TO     EXERCISE OR                   OPTION TERM (1)
                             OPTIONS      EMPLOYEES IN     BASE PRICE    EXPIRATION   -------------------
NAME                       GRANTED (#)    FISCAL YEAR      ($/SHARE)        DATE       5% ($)    10% ($)
----                       -----------   --------------   ------------   ----------   --------   --------
Alan Trefler.............          --          --                --             --          --         --

Joseph J. Friscia........   100,000(2)        3.6%          $4.2200       04/29/09    $265,394   $672,559

Kenneth Olson............    30,000(2)        1.1%          $4.2200       04/29/09    $ 79,618   $201,768

Michael R. Pyle..........    35,000(2)        1.2%          $4.2200       04/29/09    $ 92,887   $235,396

Ronald Rock..............    60,000(2)        2.1%          $4.2200       04/29/09    $159,236   $403,536

------------------------

(1) As required by the rules of the Securities and Exchange Commission, potential values stated are based on the prescribed assumption that the Company's Common Stock will appreciate in value from the date of grant to the end of the option term at rates (compounded annually) of 5% and 10%, respectively, and therefore are not intended to forecast possible future appreciation, if any, in the price of the Company's common stock.

(2) These options vest in equal quarterly installments over the four year period commencing on the date of grant.

AGGREGATED OPTION EXERCISES AND YEAR-END OPTION TABLE

    The following table sets forth certain information concerning the number and value of unexercised stock options held by each of the Named Executive Officers as of December 31, 1999. None of the Named Executive Officers exercised any options during 1999.

                             YEAR-END OPTION VALUES

                                         NUMBER OF SHARES              VALUE OF UNEXERCISED
                                      UNDERLYING UNEXERCISED           IN-THE-MONEY OPTIONS
                                        OPTIONS AT YEAR-END               AT YEAR-END ($)
                                   -----------------------------   -----------------------------
NAME                               EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
----                               ------------   --------------   ------------   --------------
Alan Trefler.....................          0               0                 0              0

Joseph J. Friscia................    389,500         215,500        $3,297,632       $783,125

Kenneth Olson....................     20,250          84,750        $   84,113       $389,288

Michael R. Pyle..................    194,975         109,125        $1,953,136       $490,044

Ronald Rock......................     17,500          92,500        $   87,725       $509,075

                              CERTAIN TRANSACTIONS

    Since December 31, 1997 there have been no transactions involving more than $60,000, nor are any proposed, between the Company and any executive officer, Director, 5% beneficial owner of the Company's Common Stock or equivalents, or any immediate family member of any of the foregoing, in which any such persons or entities had or will have a direct or indirect material interest.

    The Company has adopted a policy whereby all transactions between the Company and its officers, Directors, principal stockholders and their affiliates must be on terms no less favorable to the Company than could be obtained from unrelated third parties and must be approved by a majority of the disinterested members of the Company's Board of Directors. No such transactions are currently being considered.

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

GENERAL

    The Compensation Committee of the Board of Directors (the "Committee") is composed entirely of Directors who are not employees of or consultants to the Company. The Committee, which as of May 31, 2000 consisted of Edward A. Maybury and Leonard A. Schlesinger, is responsible for recommending compensation and benefits for the executive officers of the Company to the Board of Directors and for administering the Company's stock plans. The Committee determines the compensation for the President. The Committee and the President together determine the compensation for the other executive officers of the Company.

COMPENSATION PHILOSOPHY

    The objective of the Committee is to provide an executive compensation program that aligns executive compensation with the achievement of specific Company goals. The Committee believes that executive compensation should also reflect the value that an individual adds to the Company and that executive compensation should enable the Company to attract and retain key employees in an increasingly competitive industry environment.

COMPENSATION COMPONENTS

    There are two compensation components for executive officers: cash compensation in the form of salary and merit pay, and non-cash compensation in the form of stock options.

    SALARY. Cash compensation in the form of salary is intended to reflect an executive's knowledge, skills, and level of responsibility as well as the economic and business conditions affecting the Company. The salary of each executive was determined by the Committee in part by analyzing published compensation surveys (the "Surveys") such as the annual Culpepper Survey on Software Industry Executive and Administrative Pay, and the surveys by The Survey Group, and Executive Alliance, and in addition, as a result of the Committee making an assessment of an executive's individual personal performance with respect to his or her attainment of specific Company goals.

    MERIT PAY. Merit pay reflects the financial valuation of each executive's individual contribution to the Company over the review period. An executive's ability to achieve closure on critical projects, to attain required results, and to contribute positively to Company tone in the process are critical to ensuring the strong financial performance of the Company as a whole, and thus helps define the executive's financial value. Awards of merit payments are made at the discretion of the Committee, based upon its opinion of an executive's contributions to the Company. There is no pre-set amount allocated and available in a "merit pay pool" for executive officers.

    STOCK OPTIONS. The Committee uses stock options as a long-term, non-cash incentive and as a means of aligning the long-term interests of executives and stockholders. Stock options are awarded based upon the market price of the Common Stock on the date of grant and are linked to future performance of the Company's stock because they do not become valuable to the holder unless the price of the Company's stock increases above the price on the date of grant. The number of stock options granted to an executive is determined by taking into consideration factors such as number of stock options previously granted to an executive, the executive's remaining options exercisable and the value of those stock options, as compared to the anticipated value that an executive will add to the Company in the future. Stock options are not necessarily granted to executives on an annual basis. Stock options were granted to certain executive officers during 1999.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER AND ALL OTHER EXECUTIVE OFFICERS

    The Committee, in its consideration of the salary, merit pay and stock option components of compensation for 1999 for the Chief Executive Officer and all other executive officers, made reference to the Surveys, which it believes represent compensation data from companies that are similar in nature to the Company. The salary, merit pay and stock option components of compensation that was determined for the Chief Executive Officer and all other executive officers was comparable with companies found in the Surveys.

THE SURVEYS AND THE PEGASYSTEMS INC. PERFORMANCE GRAPH

    The companies included in the Surveys differ from the companies included in the Goldman Sachs Technology Software Index, which is included in the Performance Graph following this report, in that the Goldman Sachs Technology Software Index includes only a select number of public companies which sell software, while the Surveys include public as well as private companies which sell software and integrated turnkey systems, and is therefore broader in scope. The Committee made reference to the Surveys in establishing executive compensation because the Surveys include companies that are in the software industry, as is the Company, and contain a broader range of companies that are likely to compete for the services of the Company's executive officers. For these reasons the Committee believes that the Goldman Sachs Technology Software Index may be an appropriate basis for comparing stock performance and the Surveys are an appropriate basis for determining compensation.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

    Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to public companies for compensation over $1 million paid to its chief executive and its four other most highly compensated executives. Performance-based compensation is excluded from the compensation taken into account for purposes of the limit if certain requirements are met. The Company currently intends to structure its stock options granted to executives in a manner that complies with the performance-based requirements of the statute. The Committee believes that, given the general range of salaries and bonuses for executive officers of the Company, the $1 million threshold of Section 162(m) will not be reached by any executive officer of the Company in the foreseeable future. Accordingly, the Committee has not considered what its policy regarding compensation not qualifying for federal tax deduction might be at such time, if ever, as that threshold is within range of any executive officer.

                                      Compensation Committee
                                      Edward A. Maybury
                                      Leonard A. Schlesinger

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    No executive officer of the Company has served as a Director or member of the Compensation Committee (or other committee serving an equivalent function) of any other entity, whose executive officers served on the Company's Board of Directors or Compensation Committee.

               COMPARISON OF CUMULATIVE TOTAL STOCKHOLDER RETURN

    The following performance graph represents a comparison of the cumulative total return (assuming the reinvestment of dividends) for a $100 investment on July 18, 1996 (the date the Common Stock was first registered under Section 12 of the Securities Exchange Act of 1934) in each of the Common Stock of Pegasystems Inc., the Nasdaq Stock Market Index (a broad market index) and the Goldman Sachs Technology Software Index ("GSTI-TM- +Software") (a published industry index). The Company paid no dividends during the period shown. The graph lines merely connect measurement dates and do not reflect fluctuations between those dates.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                          7/18/96  12/31/96  12/31/97  12/31/98  12/31/99
Pegasystems Inc.                             $100      $251      $168       $35       $94
Nasdaq Stock Market Index - US companies     $100      $116      $143      $200      $362
GSTI Software                                $100      $116      $145      $227      $465

    THE REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION AND THE COMPARISON OF CUMULATIVE TOTAL STOCKHOLDER RETURN INFORMATION ABOVE SHALL NOT BE DEEMED "SOLICITING MATERIAL" OR INCORPORATED BY REFERENCE INTO ANY OF THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION BY IMPLICATION OR BY ANY REFERENCE IN ANY SUCH FILING TO THIS PROXY STATEMENT.

         APPROVAL OF AMENDED AND RESTATED 1994 LONG-TERM INCENTIVE PLAN
                               (Item 2 of Notice)

    The Board of Directors has adopted, subject to stockholder approval, an amendment to the Company's Amended and Restated 1994 Long-Term Incentive Plan and directed that such Plan, as amended and restated to reflect such amendment (the "Plan"), be submitted to the stockholders for their approval. The following summary of the Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, which is attached as Appendix A to this Proxy Statement.

+   GSTI is a registered trademark of Goldman, Sachs & Co.

BACKGROUND

    The Plan was adopted by the Board of Directors on November 23, 1994 and approved by the stockholders on April 21, 1995, prior to the Company's initial public offering. An amendment and restatement of the Plan, increasing the number of shares reserved for issuance under the Plan from 5,000,000 to 7,500,000 was adopted by the Board on April 27, 1998 and approved by the stockholders on May 6, 1998. An amendment and restatement of the Plan, increasing the number of shares reserved for issuance under the Plan from 7,500,000 to 9, 500,000 was adopted by the Board on January 18, 1999, and approved by the stockholders on June 21, 1999. The Plan provides for the issuance of shares of Common Stock pursuant to the grant of incentive stock options ("ISOs") to employees and nonqualified stock options ("NSOs"), stock appreciation rights ("SARs"), restricted stock or long-term performance awards to employees, consultants, directors and officers of the Company. Long-term performance awards may be made in cash or in stock, must be awarded in connection with a performance period of at least two years and are based on performance objectives determined by the Compensation Committee. At May 23, 2000, the Company had 524 employees eligible to participate in the Plan and options to purchase 7,746,346 shares were outstanding and 2,014,633 shares issued upon the exercise of options were outstanding. As of May 23, 2000, no restricted stock, SARs or long-term performance awards had been granted under the Plan. The amendment to the Plan approved by the Board of Directors increased the number of shares authorized for issuance under the Plan from 9,500,000 to 11,500,000.

ADMINISTRATION

    The Plan is administered by the Compensation Committee. Subject to the provisions of the Plan, the Compensation Committee has the authority to select the optionees or SAR, long-term performance award or restricted stock recipients and determine the terms of the options, SARs, long-term performance awards of restricted stock granted, including: (i) the number of shares or SARs; (ii) the option exercise terms; (iii) the amount of the awards; (iv) the exercise or purchase price (which in the case of an incentive stock option cannot be less than the market price of the Common Stock as of the date of grant); (v) the type and duration of transfer or other restrictions; and (vi) the time and form of payment for restricted stock and upon exercise of options.

SHARES AVAILABLE FOR ISSUANCE

    The stock subject to options and awards is authorized but unissued shares of the Company's Common Stock or shares of treasury common stock. Any shares subject to an option which for any reason expires or is terminated unexercised as to such shares and any restricted stock which is reacquired by the Company as a result of the exercise of a repurchase option may again be the subject of an option or award under the Plan.

TRANSFERABILITY OF OPTIONS

    Generally, an option is not transferable by the option holder except by will or by the laws of descent and distribution.

EXERCISE AND TERMINATION OF OPTIONS

    No option may be exercised following termination for cause or voluntary termination, or more than three months following involuntary termination without cause. Upon termination due to death, an option is exercisable for a maximum of one year after such termination, and upon termination due to disability or upon early or normal retirement, an option is exercisable for a maximum of two years after such termination.

1999 OPTION GRANTS

    The following table sets forth the number of outstanding options granted during 1999 under the Plan to the specified individuals and groups.

NAME                                                          NUMBER OF OPTIONS
----                                                          -----------------
Alan Trefler................................................             --
Joseph J. Friscia...........................................        100,000
Kenneth Olson...............................................         30,000
Michael R. Pyle.............................................         35,000
Ronald Rock.................................................         60,000
All current executive officers as a group (8 persons).......        815,000
All employees who were not executive officers as a group....      1,929,280

FEDERAL INCOME TAX CONSEQUENCES

    ISOS--A participant who receives an ISO will recognize no taxable income for regular federal income tax purposes upon either the grant or the exercise of such ISO. However, when a participant exercises an ISO, the difference between the fair market value of the shares purchased and the option price of those shares will be includable in determining the participant's alternative minimum taxable income.

    If the shares are retained by the participant for at least one year from the date of exercise and two years from the date of grant of the option, gain will be taxable to the participant, upon sale of the shares acquired upon exercise of the ISO, as a long-term capital gain. In general the adjusted basis for the shares acquired upon exercise will be the option price paid with respect to such exercise. The Company will not be entitled to a tax deduction arising from the exercise of an ISO, if the employee qualifies for such long-term capital gain treatment.

    If the shares are sold within a period of one year from the date of exercise or two years from the date of grant of the ISO, the participant will be required to recognize ordinary income equal to the difference between the option price and the lesser of the fair market value of the shares on the date of exercise or the amount realized on the sale or exchange of the shares. In this situation, the Company will be entitled to a tax deduction of an equal amount.

    NSOS--A participant will not recognize taxable income for federal income tax purposes at the time an NSO is granted. However, the participant will recognize compensation taxable as ordinary income at the time of exercise for all shares which are not subject to a substantial risk of forfeiture. The amount of such compensation will be the difference between the option price and the fair market value of the shares on the date of exercise of the option. The company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the participant is deemed to have recognized compensation income with respect to shares received upon exercise of the NSO. The participant's basis in the shares will be adjusted by adding the amount so recognized as compensation to the purchase price paid by the participant for the shares.

    The participant will recognize gain or loss when he disposes of shares obtained upon exercise of an NSO in an amount equal to the difference between the selling price and the participant's tax basis in such shares. Such gain or loss will be treated as long-term or short-term capital gain or loss, depending upon the holding period.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE COMPANY'S AMENDED AND RESTATED 1994 LONG-TERM INCENTIVE PLAN AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAD INDICATED OTHERWISE ON THE PROXY.

                     APPROVAL OF AMENDED AND RESTATED 1996
                    NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
                               (Item 3 of Notice)

    The Board of Directors has adopted, subject to stockholder approval, an amendment to the Company's 1996 Non-Employee Director Stock Option Plan and directed that such Plan, as amended and restated (the "Director Plan"), be submitted to the stockholders for their approval. The following summary of the Director Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Director Plan, which is attached hereto as APPENDIX B to this Proxy Statement.

BACKGROUND

    The Director Plan was originally adopted by the Board of Directors on May 13, 1996 and approved by the stockholders on June 26, 1996. An amendment and restatement of the Director Plan was adopted by the Board of Directors on November 23, 1999. As amended and restated, the Director Plan provides for the grant to each new non-employee Director of the Company on the date he or she first becomes a Director of an option to purchase 30,000 shares of Common Stock at a price per share equal to the fair market value thereof on the date of grant, such option to vest in equal annual installments over three years and provides for the grant to each non-employee Director at the time of the regular meeting of Directors following the annual stockholders meeting (commencing in 2000) of a fully-vested option to purchase 10,000 shares of Common Stock at a price per share equal to the fair market value thereof on the date of grant. Prior to the amendment and restatement, the Director Plan provided for the grant to each new non-employee Director of the Company on the date he or she first became a Director of the Company of an option to purchase 30,000 shares of Common Stock at a price per share equal to the fair market value thereof on the date of grant, such options to vest in equal annual installments over five years.

    There are 250,000 shares reserved for issuance under the Director Plan. At May 23, 2000, the Company had four non-employee Directors eligible to participate in the Director Plan, and options granted under the Director Plan to purchase 134,000 shares were outstanding and 4,000 shares issued upon the exercise of options granted under the Director Plan were outstanding. The Director Plan is administered by the Company's Compensation Committee.

SHARES AVAILABLE FOR ISSUANCE

    The stock subject to options under the Directors Plan is authorized but unissued shares of the Company's Common Stock or shares of treasury common stock. Any shares subject to an option which for any reason expires or is terminated unexercised as to such shares may again be the subject of an option or award under the Director Plan.

TRANSFERABILITY

    Generally, an option under the Director Plan is not transferable by the option holder except by will or by the laws of descent and distribution.

EXERCISE AND TERMINATION

    Options granted under the Director Plan are exercisable, only the extent vested, within 90 days after the optionee ceases to serve as a Director (except that if a Director dies or becomes disabled while he or she is serving as a director of the Company, the option is exercisable until the earlier of the scheduled expiration date of the option or one year from the date of death or disability).

1999 GRANTS

    No executive officers or employees of the Company are eligible to receive options under the Director Plan. During 1999, the current Directors of the Company who are not executive officers received options to purchase 60,000 shares of Common Stock under the Director Plan.

FEDERAL INCOME TAX CONSEQUENCES

    All options granted under the Director Plan are nonqualified stock options. As a result, a participant will not recognize taxable income for federal income tax purpose at the time of grant. However, the participant will recognize compensation taxable as ordinary income at the time of exercise. The amount of such compensation will be the difference between the option price and the fair market value of the shares on the date of exercise of the option. The company will be entitled to a deduction for federal income tax purposes at the same time and in the same time and in the same amount received upon exercise of the option. The participant's basis in the shares will be adjusted by adding the amount so recognized as compensation to the purchase price by the participant for the shares.

    The participant will recognize gain or loss when he or she disposes of shares obtained upon exercise of the option in an amount equal to the difference between the selling price and the participant's tax basis in such shares. Such gain or loss will be treated as long-term or short-term capital gain or loss, depending upon the holding period.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE COMPANY'S AMENDED AND RESTATED 1996 NON-EMPLOYEE DIRECTOR STOCK OTPION PLAN, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLER HAS INDICATED OTHERWISE IN THE PROXY.

        RATIFICATION OF THE SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS
                               (Item 4 of Notice)

    The Board of Directors has selected Deloitte & Touche LLP, independent public accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 2000. The Board proposes that the stockholders ratify this selection. Arthur Andersen LLP audited the Company's financial statements for the fiscal years ended December 31, 1997, 1998 and 1999, but declined to stand for re-election. The Company expects that representatives of Deloitte & Touche LLP will be present at the Meeting, with the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

    In the event that ratification of the appointment of Deloitte & Touche LLP as the independent public accountants for the Company is not obtained at the upcoming Annual Meeting of Stockholders, the Board of Directors will reconsider its selection.

    The affirmative vote of a majority of the shares present or represented and entitled to vote and voting at the Meeting is required to ratify the selection of the independent public accountants.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE RATIFICATION OF THE SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") requires the Company's Directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to file reports with the Securities and Exchange Commission disclosing their ownership of stock in the Company and changes in such ownership. Copies of such reports are also required to be furnished to the Company.

    Except for late filings for Messrs. Roberts, Maybury and Schlesinger for options which were granted on November 23, 1999, to the Company's knowledge, based solely on review of the copies of the above-mentioned reports furnished to the Company and written representations that no other reports were required, during 1999, and all other such filing requirements were complied with in a timely fashion.

                     STOCKHOLDER PROPOSALS FOR 2001 MEETING

    Proposals of stockholders intended to be presented at the 2001 Annual Meeting of Stockholders must be presented on or before February 2, 2001 for inclusion in the proxy materials relating to that meeting and on or before April 16, 2001 for matters to be considered timely such that, pursuant to Rule 14a-4 under the 1934 Act, the Company may not exercise its discretionary authority to vote on such matters at that meeting. Any such proposals should be sent to the Company at its principal offices addressed to the Clerk. Other requirements for inclusion are set forth in Rule 14a-8 under the 1934 Act.

                                 OTHER MATTERS

    The Company does not know of any other matters which will be brought before the Meeting. If other business is properly presented for consideration at the Meeting, it is intended that the shares represented by the enclosed proxy will be voted by the persons voting the proxies in accordance with their judgment on such matters.

    In order that your shares may be represented if you do not plan to attend the Meeting, and in order to assure the required quorum, please fill out, sign, date and return your proxy promptly.

    A prompt response will greatly facilitate arrangements for the Meeting, and your cooperation will be appreciated.

                                      By Order of the Board of Directors
                                      /s/ James P. O'Halloran
                                      James P. O'Halloran

June 16, 2000                             Clerk

Appendix A

                                PEGASYSTEMS INC.
                         1994 LONG-TERM INCENTIVE PLAN
                     AS AMENDED AND RESTATED ON MAY 9, 2000

                                PEGASYSTEMS INC.
                         1994 LONG-TERM INCENTIVE PLAN

SECTION                                           CONTENTS                              PAGE
-------                 ------------------------------------------------------------  --------
          1.            Purpose; Definitions                                            A-3

          2.            Administration                                                  A-5

          3.            Stock Subject to Plan                                           A-5

          4.            Eligibility                                                     A-6

          5.            Stock Options                                                   A-6

          6.            Stock Appreciation Rights                                      A-10

          7.            Restricted Stock                                               A-11

          8.            Long-Term Performance Awards                                   A-13

          9.            Amendments and Termination                                     A-14

         10.            Unfunded Status of Plan                                        A-15

         11.            General Provisions                                             A-15

         12.            Effective Date of Plan                                         A-16

         13.            Term of Plan                                                   A-16

                                PEGASYSTEMS INC.

                         1994 LONG-TERM INCENTIVE PLAN

SECTION 1. PURPOSE; DEFINITIONS.

    The name of this Plan is the Pegasystems Inc. 1994 Long-Term Incentive Plan (the "Plan"). The purpose of the Plan is to provide incentives: (a) to employees of Pegasystems Inc. (the "Corporation") by providing them with opportunities to purchase stock in the Corporation pursuant to options granted hereunder which qualify as Incentive Stock Options under Section 422 of the Internal Revenue Code of 1986; (b) to directors (whether or not employees), employees and consultants of the Corporation by providing them with opportunities to purchase stock in the Corporation pursuant to options granted hereunder which do not qualify as Incentive Stock Options under Section 422 of the Internal Revenue Code of 1986, and otherwise to participate in shareholder value which has been created.

    For the purposes of the Plan, the following terms shall be defined as set forth below:

    a. "AWARD" means any Option, Stock Appreciation Right, Restricted Stock or Long-Term Award granted under this Plan.

    b.  "BOARD" means the Board of Directors of the Corporation.

    c. "CAUSE" means a felony conviction of a Participant or the failure of a Participant to contest prosecution for a felony, or a Participant's willful misconduct or dishonesty, any of which is directly and materially harmful to the business or reputation of the Corporation.

    d. "CODE" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

    e. "COMMITTEE" means a Compensation Committee of the Board, if such Committee has been appointed by the Board and has been authorized to administer the Plan. Such Committee will consist of two or more members of the Board. Each member of the Committee shall be a "Disinterested Person" as defined below. All references herein to the Committee shall mean the Board if there is no Committee so appointed. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause), and appoint new members in substitution thereof, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

    f. "CORPORATION" means Pegasystems Inc., a corporation organized under the laws of the Commonwealth of Massachusetts, or any successor organization.

    g. "DISABILITY" means permanent and total disability as determined under the Corporation's long-term disability program.

    h. "DISINTERESTED PERSON" shall have the meaning set forth in Rule 16b-3(c)(2)(i) as promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission.

    i. "EARLY RETIREMENT" means that a Participant has attained the consent of the Committee to retire prior to having attained age 60 or qualifies for early retirement pursuant to the early retirement provisions as set forth in a pension plan of the Corporation in which the Optionee is a participant.

    j.  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

    k. "FAIR MARKET VALUE" if the Stock is publicly traded, shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date of grant and shall mean
       (i) the average (on that date) of the high and low prices of the stock on

                                PEGASYSTEMS INC.

                         1994 LONG-TERM INCENTIVE PLAN

       the principal national securities exchange on which the stock is traded, if the stock is then traded on a national securities exchange; (ii) the last reported sale price (on that date) of the stock on the Nasdaq National Market, if the stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the stock is not then reported on the Nasdaq National Market or on a national securities exchange. If, on the date of grant, the stock is not publicly traded, "Fair Market Value" shall be the fair market value on such date as determined by the Board in good faith.

    l. "INCENTIVE STOCK OPTION" means any Stock Option intended to be and designated as an "Incentive Stock Option" within the meaning of
       Section 422 of the Code.

    m. "INSIDER" means a Participant who is subject to the requirements of the Rules (as defined below).

    n. "LONG-TERM PERFORMANCE AWARD" or "LONG-TERM AWARD"means an award made pursuant to Section 8 below that is payable in cash and/or Stock (including Restricted Stock) in accordance with the terms of the grant, based on Corporation, business unit and/or individual performance over a period of at least two years.

    o. "NON-QUALIFIED STOCK OPTION" means any Stock Option that is not an Incentive Stock Option.

    p. "NORMAL RETIREMENT" means retirement of a Participant from active employment with the Corporation and any subsidiary or affiliate after either having attained age 60 or pursuant to the normal retirement provisions of an applicable pension plan of the Corporation.

    q. "OPTION" means any Incentive Stock Option or Non-Qualified Stock Option to purchase shares of Stock (including Restricted Stock, if the Committee so determines) granted pursuant to Section 5 below.

    r. "OPTIONEE" means a Participant who is the recipient of any Incentive Stock Option or Non-Qualified Stock Option under this Plan.

    s. "PARTICIPANT" means anyone to whom an Award is granted pursuant to the Plan.

    t. "PLAN" means the Pegasystems Inc. 1994 Long-Term Incentive Plan, as hereinafter amended from time to time.

    u. "RESTRICTED STOCK" means an award of shares of Stock that is subject to restrictions pursuant to Section 7 below.

    v.  "RETIREMENT" means Normal or Early Retirement.

    w. "RULES" means Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the regulations promulgated thereunder.

    x. "SECURITIES BROKER" means the registered securities broker acceptable to the Corporation who agrees to effect the cashless exercise of an Option pursuant to Section 5(m) hereof.

    y. "STOCK" means the Common Stock, $.01 par value per share, of the Corporation.

    z. "STOCK APPRECIATION RIGHT" means the right, pursuant to an award granted under Section 6 below, to surrender to the Corporation all (or a portion) of a Stock Option in exchange for an amount equal to the difference between (i) the Fair Market Value (or such lesser ceiling as may be specified in the option grant), as of the date such Stock Option (or such portion

                                PEGASYSTEMS INC.

                         1994 LONG-TERM INCENTIVE PLAN

       thereof) is surrendered, of the shares of Stock covered by such Stock Option (or such portion thereof), and (ii) the aggregate exercise price of such Stock Option (or such portion thereof).

SECTION 2. ADMINISTRATION

    The Plan shall be administered by the Committee.

    The Committee shall have the authority to grant to eligible Participants, pursuant to the terms of the Plan: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock and/or (iv) Long-Term Performance Awards.

    In particular, the Committee shall have the authority:

    (i) to select the Participants to whom Stock Options, Stock Appreciation Rights, Restricted Stock and Long-Term Performance Awards may from time to time be granted hereunder.

    (ii) to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock and Long-Term Performance Awards, or any combination thereof, are to be granted hereunder;

    (iii) to determine the number of shares to be covered by each such award granted hereunder;

    (iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder including, but not limited to, the share price and any restriction or limitation, or any vesting acceleration or forfeiture waiver regarding any Stock Option or other award and/or the shares of Stock relating thereto, based on such factors as the Committee shall determine, in its sole discretion;

    (v) to determine whether and under what circumstances a Stock Option may be settled in cash or stock, including Restricted Stock under Section 5(k);

    (vi) to determine whether and under what circumstances a Stock Option may be exercised without a payment of cash under Section 5(1); and

    (vii) to determine whether, to what extent and under what circumstances Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the Participant.

    The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

    All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Corporation and Plan Participants.

SECTION 3. STOCK SUBJECT TO THE PLAN

    (a) STOCK SUBJECT TO PLAN. The stock to be subject or related to awards under the Plan shall be shares of the Corporation's Stock and may be either authorized and unissued or held in the treasury of the Corporation. The maximum number of shares of Stock authorized with respect to the grant of awards under the Plan, subject to adjustment in accordance with paragraph 3(c) below, shall be up to 11,500,000 shares of Stock; any or all of such 11,500,000 shares of Stock may be granted for awards of Incentive Stock Options.

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                         1994 LONG-TERM INCENTIVE PLAN

       In addition, shares equal to 2% of Stock outstanding shares at the start of each Fiscal Year shall each year be reserved exclusively for the granting of replacement Options under Section 5(e) below to all Participants. Such additional authorization of Stock for the granting of replacement Options shall not, at any time, cause the maximum shareholder dilution caused by the Plan to exceed the 11,500,000 shares of Stock authorized for grant under the Plan.

       Notwithstanding the foregoing, no individual shall receive, over the term of the Plan, more than an aggregate of 30% of the shares authorized for grant under the Plan, including shares subject to replacement Options awarded under the Plan.

    (b) UNUSED, FORFEITED AND REACQUIRED SHARES. The shares related to the unexercised or undistributed portion of any terminated, expired or forfeited Award for which no material benefit was received by a Participant (i.e. dividends) shall be made available for distribution in connection with future awards under the Plan to the extent permitted to receive exemptive relief pursuant to the Rules. Any shares made available for distribution in connection with future awards under this Plan pursuant to this paragraph (b) shall be in addition to the shares available pursuant to paragraph (a) of this Section 3.

    (c) OTHER ADJUSTMENTS. In the event of any merger, reorganization, consolidation, recapitalization, Stock dividend, or other change in corporate structure affecting the Stock, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number and option price of shares subject to outstanding Options granted under the Plan and in the number and price of shares subject to other Awards made under the Plan, as may be determined to be appropriate by the Committee in its sole discretion, provided that the number of shares subject to any award shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by the Corporation upon the exercise of any Stock Appreciation Right associated with any Stock Option.

SECTION 4. ELIGIBILITY

    Directors (whether or not employees of the Corporation), consultants and employees of the Corporation who are responsible for or who contribute to the management, growth and/or profitability of the Corporation and/or any Subsidiary (as defined below) or affiliate of the Corporation are eligible to be granted Awards under the Plan.

SECTION 5 STOCK OPTIONS

    Stock Options may be granted alone, in addition to or in tandem with other awards granted under the Plan. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

    Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options.

    With the exception of Optionees who are either (i) consultants or
(ii) directors who are not also employees of the corporation, who shall not be eligible to receive Incentive Stock Options, the Committee shall have the authority to grant any Optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights). To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option.

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                         1994 LONG-TERM INCENTIVE PLAN

    Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Optionee(s) affected, to disqualify any Incentive Stock Option under such
Section 422.

    Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem appropriate:

    (a) OPTION PRICE. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant, but for Non-Qualified Stock Options shall not be less than 50% of the Fair Market Value of the Stock at the time of grant, and for Incentive Stock Options shall be not less than 100% of the Fair Market Value of the Stock at the time of grant. However, any Incentive Stock Option granted to any Optionee who, at the time the Option is granted, owns more than 10% of the voting power of all classes of stock of the Corporation or of a Parent or Subsidiary corporation, shall have an exercise price no less than 110% of Fair Market Value per share on date of the grant. The term "Parent" and "Subsidiary" as used herein shall mean "parent corporation" and "subsidiary corporation" as those terms are defined in Section 424 of the Code.

    (b) OPTION TERM. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option or Non-Qualified Stock Option shall be exercisable more than ten years after the date the Option is granted. However, any Option granted to any Optionee who at the time the Option is granted owns more than 10% of the voting power of all classes of Stock of the Corporation or of a Parent or Subsidiary corporation may not have a term of more than five years. No Option may be exercised by any person after expiration of the term of the Option.

    (c) EXERCISABILITY. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at or after grant, provided, however, that, except as provided in Section 5(g), unless otherwise determined by the Committee at or after grant, no Stock Option shall be exercisable during the six months following the date of the granting of the Option. If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after grant in whole or in part, based on such factors as the Committee shall determine, in its sole discretion.

    (d) METHOD OF EXERCISE. Subject to whatever installment exercise provisions apply under Section 5(c), Stock Options may be exercised in whole or in part at any time and from time to time during the Option period, by giving written notice of exercise to the Corporation specifying the number of shares to be purchased.

       Such notice shall be accompanied by payment in full of the purchase price, either by certified or bank check, or such other instrument as the Committee may accept. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may also be made in the form of unrestricted Stock already owned by the Optionee or, in the case of the exercise of a Non-Qualified Stock Option or Restricted Stock subject to an award hereunder (based, in each case, on the Fair Market Value of the Stock on the date the Option is exercised, as determined by the Committee), provided, however, that, in the case of an

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                         1994 LONG-TERM INCENTIVE PLAN

       Incentive Stock Option, the right to make a payment in the form of already owned shares may be authorized only at the time the Option is granted.

       The Committee, in its sole discretion, may at the time of grant or such later time as it determines, permit payment of the Option exercise price of a Non-Qualified Stock Option to be made in whole or in part in the form of Restricted Stock. If such payment is permitted, then such Restricted Stock (and any replacement shares relating thereto) shall remain (or be) restricted in accordance with the original terms of the Restricted Stock award in question, and any additional Stock received upon the exercise, shall be subject to the same forfeiture restrictions, unless otherwise determined by the Committee, in its sole discretion, at or after grant.

       If payment of the Option exercise price of a Non-Qualified Option is made in whole or in part in the form of unrestricted stock already owned by the Participant, the Corporation may require that the stock be owned by the Participant for a period of six months or longer so that such payment would not result in a pyramid exercise.

       No shares of Stock shall be issued until full payment therefor has been made. An Optionee shall generally have the rights to dividends or other rights of a shareholder with respect to shares subject to the Option when the Optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in
       Section 11(a).

    (e) REPLACEMENT OPTIONS. If an Option granted pursuant to the Plan may be exercised by an Optionee by means of a stock-for-stock swap method of exercise as provided in 5(d) above, then the Committee may, in its sole discretion, at the time of the original Option grant or at such subsequent time during the term of such Option as the Committee, in its sole discretion, shall deem appropriate, authorize the Participant to automatically receive a replacement Option pursuant to this part of the Plan. This replacement Option shall cover a number of shares determined by the Committee, but in no event more than the number of shares equal to the difference between the number of shares covered by the original Option exercised and the net shares received by the Participant from such exercise. The exercise price of the replacement Option shall equal the then current Fair Market Value, and with a term not to exceed ten years.

       The Committee shall have the right, in its sole discretion and at any time, to discontinue the automatic grant of replacement Options if it determines the continuance of such grants to no longer be in the best interest of the Corporation.

    (f) NON-TRANSFERABILITY OF OPTIONS. No Stock Option shall be transferable by the Optionee otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Optionee's lifetime, only by the Optionee.

    (g) TERMINATION BY REASON OF DEATH. Subject to Section 5(j), if an Optionee's service to the Corporation and any Subsidiary or affiliate terminates by reason of death, any Stock Option held by such Optionee may thereafter be exercised, to the extent then exercisable or on such accelerated basis as the Committee may determine at or after grant, by the legal representative of the estate or by the legatee of the Optionee under the will of the Optionee, for a period of one year (or such shorter period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

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    (h) TERMINATION BY REASON OF DISABILITY. Subject to Section 5(k), if an
       Optionee's service to the Corporation and any Subsidiary or affiliate terminates by reason of Disability, any Stock Option held by such Optionee may thereafter be exercised by the Optionee, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Committee may determine at or after grant, for a period of two years (or such shorter period as the Committee may specify at grant) from the date of such termination of service or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the Optionee dies within such two-year period (or such shorter period as the Committee shall specify at grant), any unexercised Stock Option held by such Optionee shall, at the sole discretion of the Committee, thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of twelve months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of service by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

    (i) TERMINATION BY REASON OF RETIREMENT. Subject to Section 5(j), if an Optionee's employment by the Corporation terminates by reason of Normal or Early Retirement, any Stock Option held by such Optionee may thereafter be exercised by the Optionee, to the extent it was exercisable at the time of such Retirement or on such accelerated basis as the Committee may determine at or after grant, for a period of two years (or such shorter period as the Committee may specify at grant) from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that, if the Optionee dies within such two-year period, any unexercised Stock Option held by such Optionee shall, at the sole discretion of the Committee, thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of twelve months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

    (j) OTHER TERMINATION. Unless otherwise determined by the Committee at or after grant, if an Optionee's service to the Corporation terminates for any reason other than death, Disability or Normal or Early Retirement, the Stock Option shall thereupon terminate, except that such Stock Option may be exercised for the lesser of three months or the balance of such Stock Option's term if the Optionee is involuntarily terminated by the Corporation without Cause. Leave of absence with the written approval of the President or the Chief Executive Officer of the Corporation in his or her sole discretion, in the case of a leave of absence by any employee who is not an executive officer of the Corporation, and with the written approval of the Committee, in the case of a leave of absence by any executive officer of the Corporation, shall not be considered a termination of service, provided that such written approval contractually obligates the Corporation to continue the service of the Optionee after the approved period of absence. The service of any Optionee on an approved leave of absence shall be deemed terminated upon the Optionee's failure to (or the Optionee's indicating that he or she will not) resume service to with the Corporation immediately following the end of the approved leave of absence or if the Optionee's employment is otherwise terminated during the approved period of absence. Nothing in the Plan shall be deemed to give any Optionee

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                         1994 LONG-TERM INCENTIVE PLAN

       the right to be retained in employment or other service by the Corporation for any period of time.

    (k) INCENTIVE STOCK OPTION LIMITATIONS. To the extent required for "Incentive Stock Option" status under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Stock with respect to which Incentive Stock Options granted after 1986 are exercisable for the first time by the Optionee during any calendar year under the Plan and/or any other Option plan of the Corporation (within the meaning of Section 424 of the Code) after 1986 shall not exceed $100,000.

       To the extent (if any) permitted under Section 422 of the Code, if (i) a Participant's employment with the Corporation is terminated by reason of death, Disability or Retirement and (ii) the portion of any Incentive Stock Option that is otherwise exercisable during the post-termination period specified under Section 5(g), (h) or (i), applied without regard to this Section 5(k), is greater than the portion of such Option that is exercisable as an "Incentive Stock Option" during such post-termination period under Section 422, such post-termination period shall automatically be extended (but not beyond the original Option term) to the extent necessary to permit the Optionee to exercise such Incentive Stock Option.

    (l) CASH-OUT OF OPTION; SETTLEMENT OF SPREAD VALUE IN RESTRICTED STOCK. On receipt of written notice to exercise, the Committee may, in its sole discretion, elect to cash out all or part of the portion of the Option(s) to be exercised by paying the Optionee an amount, in cash or stock, equal to the excess of the Fair Market Value of the Stock over the option price (the "Spread Value") on the effective date of such cash-out.

       In addition, if the Option agreement so provides at grant or is amended (with the Optionee's consent) after grant and prior to exercise to so provide, the Committee may require that all or part of the shares to be issued with respect to the Spread Value of an exercised Option take the form of Restricted Stock, which shall be valued on the date of exercise on the basis of the Fair Market Value of such Restricted Stock determined without regard to the forfeiture restrictions involved.

    (m) CASHLESS EXERCISE. To the extent permitted under the applicable laws and regulations under Section 16 of the Securities Exchange Act of 1934, as amended, and the Rules promulgated thereunder, and with the consent of the Committee, the Corporation agrees to cooperate in a "cashless exercise" of an Option. The cashless exercise shall be effected by the Participant delivering to the Securities Broker instructions to sell a sufficient number of shares of Common Stock to cover the costs and expenses associated therewith.

SECTION 6. STOCK APPRECIATION RIGHTS

    (a) GRANT AND EXERCISE. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Stock Option.

       A Stock Appreciation Right or applicable portion thereof granted with respect to a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Stock Appreciation Right granted with respect to less

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                         1994 LONG-TERM INCENTIVE PLAN

       than the full number of shares covered by a related Stock Option shall not be reduced until the number of shares covered by an exercise or termination of the related Stock Option exceeds the number of shares not covered by the Stock Appreciation Right.

       A Stock Appreciation Right may be exercised by an Optionee, in accordance with Section 6(b), by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the Optionee shall be entitled to receive an amount determined in the manner prescribed in
       Section 6(b). Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

    b. TERMS AND CONDITIONS. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

        (i) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate, if any, shall be exercisable in accordance with the provisions of
            Section 5 and this Section 6 of the Plan; provided, however, that any Stock Appreciation Right granted subsequent to the grant of the related Stock Option shall not be exercisable during the first six months of its term, except that this special limitation shall not apply in the event of death or Disability of the Optionee prior to the expiration of the six-month period.

        (ii) Upon the exercise of a Stock Appreciation Right, an Optionee shall be entitled to receive up to, but not more than, an amount in cash and/or shares of Stock equal in value to the excess of the Fair Market Value of one share of Stock over the Option price per share or such lesser amount as specified in the grant agreement, multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

       (iii) Stock Appreciation Rights shall be transferable only when and to the extent that the underlying Stock Option would be transferable under Section 5(f) of the Plan.

        (iv) Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 of the Plan on the number of shares of Stock to be issued under the Plan, but only to the extent of the number of shares issued under the Stock Appreciation Right at the time of exercise based on the value of the Stock Appreciation Right at such time.

        (v) A Stock Appreciation Right granted in connection with an Incentive Stock Option may be exercised only if and when the market price of the Stock subject to the Incentive Stock Option exceeds the exercise price of such Stock Option.

SECTION 7. RESTRICTED STOCK

    (a) ADMINISTRATION. Shares of Restricted Stock may be issued either alone or in addition to other awards granted under the Plan. The Committee shall determine the Participants to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient of Restricted Stock (subject to Section 7(b)), the time or times within which such awards may be subject to forfeiture, and all other conditions of the awards.

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                         1994 LONG-TERM INCENTIVE PLAN

       The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee may determine, in its sole discretion.

       The provisions of Restricted Stock awards need not be the same with respect to each recipient.

    (b) AWARDS AND CERTIFICATES. The prospective recipient of a Restricted Stock award shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award and has delivered a fully executed copy thereof to the Corporation, and has otherwise complied with the applicable terms and conditions of such award.

        (i) The purchase price for shares of Restricted Stock shall not be less than what prevailing law may require.

        (ii) Awards of Restricted Stock must be accepted within a period of 60 days (or such shorter period as the Committee may specify at grant) after the award date, by executing a Restricted Stock Award Agreement and paying whatever price (if any) is required under
             Section 7(b)(i).

       (iii) Each Participant receiving a Restricted Stock award shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, substantially in the following form:

               "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Pegasystems Inc. 1994 Long-Term Incentive Plan and an Agreement entered into between the registered owner and Pegasystems Inc. Copies of such Plan and or Agreement are on file in the offices of Pegasystems Inc. 101 Main Street, Cambridge, MA 02142-1590 Attention: Vice President, Corporate Services.

        (iv) The Committee shall require that the stock certificates evidencing such shares be held in custody by the Corporation until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award, the Participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award.

    (c) RESTRICTIONS AND CONDITIONS. The shares of Restricted Stock awarded pursuant to this Section 7 shall be subject to the following restrictions and conditions:

        (i) Subject to the provisions of this Plan and the award agreement, during a period set by the Committee commencing with the date of such award (the "Restriction Period"), the Participant shall not be permitted to sell, transfer, pledge, assign or otherwise encumber shares of Restricted Stock awarded under the Plan. Within these limits, the Committee, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, based on service, performance and/or such other factors or criteria as the Committee may determine, in its sole discretion.

        (ii) Except as provided in this paragraph (ii) and Section 7(c)(i), the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a shareholder of the

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                         1994 LONG-TERM INCENTIVE PLAN

           Corporation, including the right to vote the shares, and the right to receive any cash dividends. The Committee, in its sole discretion, as determined at the time of award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional Restricted Stock to the extent shares are available under Section 3.

       (iii) Subject to the applicable provisions of the award agreement and this Section 7, upon termination of a Participant's service to the Corporation for any reason during the Restriction Period, all shares still subject to restriction shall be forfeited by the Participant.

        (iv) In the event of hardship or other special circumstances of a Participant whose service to the Corporation is involuntarily terminated (other than for Cause), the Committee may, in its sole discretion, waive in whole or in part any or all remaining restrictions with respect to such Participant's shares of Restricted Stock, based on such factors as the Committee may deem appropriate.

        (v) If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, the certificates for such shares shall be delivered to the Participant promptly.

SECTION 8. LONG TERM PERFORMANCE AWARDS

    (a) AWARDS AND ADMINISTRATION. Long Term Performance Awards may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the nature, length and starting date of the performance period (the "Performance Period") for each Long Term Performance Award, which shall be at least two years, and shall determine the performance objectives to be used in valuing Long Term Performance Awards and determining the extent to which such Long Term Performance Awards have been earned. Performance objectives may vary from Participant to Participant and between groups of Participants and shall be based upon such Corporation, business unit and/or individual performance factors and criteria as the Committee may deem appropriate, including, but not limited to, earnings per share or return on equity. Performance Periods may overlap and Participants may participate simultaneously with respect to Long Term Performance Awards that are subject to different Performance Periods and/or different performance factors and criteria.

       At the beginning of each Performance Period, the Committee shall determine for each Long Term Performance Award subject to such Performance Period the range of dollar values or number of shares of Stock to be awarded to the Participant at the end of the Performance Period if and to the extent that the relevant measure(s) of performance for such Long Term Performance Award is (are) met. Such dollar values or number of shares of Stock may be fixed or may vary in accordance with such performance and/or other criteria as may be specified by the Committee, in its sole discretion.

    (b) ADJUSTMENT OF AWARDS. In the event of special or unusual events or circumstances affecting the application of one or more performance objectives to a Long Term Performance Award, the Committee may revise the performance objectives and/or underlying factors and criteria applicable to the Long Term Performance Awards affected, to the extent deemed appropriate by the Committee, in its sole discretion, to avoid unintended windfalls or hardship.

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                         1994 LONG-TERM INCENTIVE PLAN

    (c) TERMINATION OF EMPLOYMENT. Unless otherwise provided in the applicable award agreement(s), if a Participant terminates employment with the Corporation during a Performance Period because of death, Disability or Retirement, such Participant shall be entitled to a payment with respect to each outstanding Long Term Performance Award at the end of the applicable Performance Period:

        (i) based, to the extent relevant under the terms of the award, upon the Participant's performance for the portion of such Performance Period ending on the date of termination and the performance of the applicable business unit(s) for the entire Performance Period, and

        (ii) prorated where deemed appropriate by the Committee, for the portion of the Performance Period during which the Participant was employed by the Corporation, all as determined by the Committee, in its sole discretion.

       However, the Committee may provide for an earlier payment in settlement of such award in such amount and under such terms and conditions as the Committee deems appropriate.

       If a Participant terminates employment with the Corporation during a Performance Period for any other reason, then such Participant shall not be entitled to any payment with respect to the Long Term Performance Awards subject to such Performance Period, unless the Committee shall otherwise determine, in its sole discretion.

    (d) FORM OF PAYMENT. The earned portion of a Long Term Performance Award may be paid currently or on a deferred basis with such interest or earnings equivalent as may be determined by the Committee, in its sole discretion. Payment shall be made in the form of cash or whole shares of Stock, including Restricted Stock, either in a lump sum payment or in annual installments commencing as soon as practicable after the end of the relevant Performance Period, all as the Committee shall determine at or after grant. If and to the extent a Long Term Performance Award is payable in Stock and the full amount of such value is not paid in Stock, then the shares of Stock representing the portion of the value of the Long Term Performance Award not paid in Stock shall again become available for award under the Plan.

SECTION 9. AMENDMENTS AND TERMINATION

    The Board may amend, alter, or discontinue the Plan at any time and from time to time, but no amendment, alteration, or discontinuation shall be made which would impair the rights of an Optionee or Participant with respect to a Stock Option, Stock Appreciation Right, Restricted Stock or Long Term Performance Award which has been granted under the Plan, without the Optionee's or Participant's consent, or which, without the approval of the Corporation's stockholders obtained within 12 months before or after the Board adopts a resolution authorizing any of the following amendments, would:

    (a) except as expressly provided in this Plan, increase the total number of shares reserved for the purpose of the Plan;

    (b) decrease the Option price of any Stock Option to less than 50% of the Fair Market Value on the date of grant;

    (c) change the employees or class of employees eligible to participate in the Plan; or

    (d) extend the maximum Option period under Section 5(b) of the Plan.

                                PEGASYSTEMS INC.

                         1994 LONG-TERM INCENTIVE PLAN

    The Committee may amend the terms of any Stock Option or other award theretofore granted, prospectively or retroactively, but, subject to Section 3 above, no such amendment shall impair the rights of any holder without the holder's consent. The Committee may also substitute new Stock Options for previously granted Stock Options, including previously granted Stock Options having higher Option prices.

    Subject to the above provisions, the Committee shall have broad authority to amend the Plan to take into account changes in applicable tax laws and accounting rules, as well as other developments.

SECTION 10. UNFUNDED STATUS OF PLAN

    The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or Optionee by the Corporation, nothing contained herein shall give any such Participant or Optionee any rights that are greater than those of a general creditor of the Corporation. In its sole discretion, the Board may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments in lieu of or with respect to awards hereunder, provided, however, that, unless the Board otherwise determines with the consent of the affected Participant, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

SECTION 11. GENERAL PROVISIONS

    (a) The Committee may require each person purchasing shares pursuant to a Stock Option under the Plan to represent to and agree with the Corporation in writing that the Optionee or Participant is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

       All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Exchange Act, any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

    (b) Nothing contained in this Plan shall prevent the Board of Directors from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

    (c) The adoption of the Plan shall not confer upon any employee of the Corporation any right to continued employment with the Corporation, as the case may be, nor shall it interfere in any way with the right of the Corporation to terminate the employment of any of its employees at any time.

    (d) No later than the date as of which an amount first becomes includible in the gross income of the Participant for Federal income tax purposes with respect to any award under the Plan, the Participant shall pay to the Corporation, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, the minimum required withholding obligations may be settled with Stock, including Stock that is part of the award that gives rise to the withholding requirement. The obligations of the

                                PEGASYSTEMS INC.

                         1994 LONG-TERM INCENTIVE PLAN

       Corporation under the Plan shall be conditional on such payment or arrangements and the Corporation shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

    (e) At the time of grant, the Committee may provide in connection with any grant made under this Plan that the shares of Stock received as a result of such grant shall be subject to a right of first refusal, pursuant to which the Participant shall be required to offer to the Corporation any shares that the Participant wishes to sell, with the price being the then Fair Market Value of the Stock, subject to such other terms and conditions as the Committee may specify at the time of grant.

    (f) Shares may be subject to a repurchase right by the Corporation which the Corporation shall have the right to exercise from time to time as may be set forth in a grant agreement for an award granted under this Plan.

    (g) The reinvestment of dividends in additional Restricted Stock (or in other types of Plan awards) at the time of any dividend payment shall only be permissible if sufficient shares of Stock are available under
       Section 3 for such reinvestment (taking into account then outstanding Stock Options and other Plan awards).

    (h) The Committee shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of the Participant's death are to be paid.

    (i) The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

SECTION 12. EFFECTIVE DATE OF PLAN

    The Plan shall be effective on the date it is approved by a vote of the holders of a majority of the total outstanding Stock.

SECTION 13. TERM OF PLAN

    No Stock Option, Stock Appreciation Right, Restricted Stock or Long Term Performance Award shall be granted pursuant to the Plan on or after the tenth anniversary of the date of stockholder approval, but awards granted prior to such tenth anniversary may extend beyond that date.

APPENDIX B

                                PEGASYSTEMS INC.
                  1996 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
                 (AS AMENDED AND RESTATED ON NOVEMBER 23, 1999)

    1. PURPOSE. This 1996 Non-Employee Director Stock Option Plan (as amended and restated, the "Plan") is intended to promote the interests of Pegasystems Inc., a Massachusetts corporation (the "Company"), by providing an inducement to obtain and retain the services of qualified persons who are not employees or officers of the Company to serve as members of its Board of Directors (the "Board").

    2. AVAILABLE SHARES. The total number of shares of Common Stock, $.01 par value per share, of the Company (the "Common Stock") for which options may be granted under the Plan shall not exceed 250,000 shares, subject to adjustment in accordance with paragraph 10 of the Plan. Shares subject to the Plan are authorized but unissued shares or shares that were once issued and subsequently reacquired by the Company. If any options granted under the Plan are surrendered before exercise or lapse without exercise, in whole or in part, the shares reserved therefor shall continue to be available under the Plan.

    3. ADMINISTRATION. The Plan shall be administered by the Board or by a committee appointed by the Board (the "Committee"). In the event the Board fails to appoint or refrains from appointing a Committee, the Board shall have all power and authority to administer the Plan. In such event, the word "Committee" wherever used herein shall be deemed to mean the Board. The Committee shall, subject to the provisions of the Plan, have the power to construe the Plan, to determine all questions hereunder, and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

    4. GRANTING OF OPTIONS.

        (a) GRANTS UPON INITIAL ELECTION. During the term of the Plan and subject to the availability of shares under the Plan, each person who is first elected as a member of the Board (the "Optionee") after November 23, 1999 and during the term of this Plan, and who is not on the date of such election a current or former employee or officer of the Company, shall be granted an option to purchase 30,000 shares of Common Stock on the date of such grant, such option to vest pursuant to Section 7 below.

        (b) ANNUAL GRANTS. During the term of the Plan and subject to the availability of shares under the Plan, at each annual meeting of the Board following the annual meeting of the stockholders of the Company (commencing in 2000), each person who is then serving on the Board and who is not on such date a current or former employee or officer of the Company, shall be granted, contingent on stockholder approval of the Plan, an option to purchase 10,000 shares of Common Stock on the date of such grant, which option shall be fully vested and exercisable on the date of such grant.

    Except for the specific options referred to above, no other options shall be granted under the Plan.

    5. OPTION PRICE. The purchase price of the stock covered by an option granted pursuant to this Plan shall be 100% of the fair market value of such shares on the day the option is granted. The option price will be subject to adjustment in accordance with the provisions of Section 10 below. For purposes of this Plan, if, at the time an option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such option is granted and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; (ii) the last reported sale price (on that date) of the Common Stock on the Nasdaq National Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the Nasdaq National Market or on a national securities exchange. If, at the time an option is granted under this Plan, the Company's stock is not publicly traded, "fair market value" shall be the fair market value on the date the option is granted as determined by the Board in good faith.

    6. PERIOD OF OPTION. Unless sooner terminated in accordance with the provisions of Section 8 below, an option granted hereunder shall expire on the date which is ten (10) years after the date of grant of the option.

    7. VESTING OF SHARES AND NON-TRANSFERABILITY OF OPTIONS.

        (a) VESTING. Options granted under this Plan shall not be exercisable until they become vested. Options granted under section 4(a) this Plan shall vest in the Optionee and thus become exercisable by the Optionee in three equal annual installments commencing on the first anniversary of the date of grant; options granted under section 4(b) of this Plan shall vest and be exercisable by the Optionee on the date of grant.

        (b) LEGEND ON CERTIFICATES.The certificates representing such shares shall carry such appropriate legend and such written instructions shall be given to the Company's transfer agent as may be deemed necessary or advisable by counsel to the Company in order to comply with the requirements of the Securities Act of 1933, as amended (the "Securities Act") or any state securities laws.

        (c) NON-TRANSFERABILITY. Any option granted pursuant to this Plan shall not be assignable or transferable other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order and shall be exercisable during the Optionee's lifetime only by him or her.

8.  Termination of Option Rights.

        (a) In the event an Optionee ceases to be a member of the Board for any reason other than death or permanent disability, any then unexercised portion of options granted to such Optionee shall, to the extent not then vested, immediately terminate and become void; any portion of an option which is then vested but has not been exercised at the time the Optionee so ceases to be a member of the Board may be exercised, to the extent it is then vested, by the Optionee until the earlier of the scheduled expiration date of the option and 90 days after the date the Optionee ceased to be a member of the Board.

        (b) In the event that an Optionee ceases to be a member of the Board by reason of his or her death or permanent disability, any option granted to such Optionee shall be immediately and automatically accelerated and become fully vested and all unexercised options shall be exercisable by the Optionee (or by the optionee's personal representative, heir or legatee, in the event of death) until the earlier of the scheduled expiration date of the option or one year after the death or disability of the Optionee.

        (c) Notwithstanding the provisions in this Section 8, the Committee may, in its sole discretion, establish different terms and conditions pertaining to the effect of a participant's ceasing to be a member of the Board.

    9. EXERCISE OF OPTION. An option granted hereunder shall, to the extent then exercisable, be exercisable in whole or in part by giving written notice to the Company at its principal office address, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares. Payment may be (a) in United States dollars in cash or by check, (b) in whole or in part in shares of Common Stock of the Company already owned by the person or persons exercising the option or shares subject to the option being exercised (subject to such restrictions and guidelines as the Board may adopt from time to time), valued at fair market value determined in accordance with the provisions of Section 5 or (c) consistent with applicable law, through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Common Stock acquired upon exercise of the option and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be at the participant's direction at the time of exercise. There shall be no such exercise at any one time as to fewer than one hundred
(100) shares or all of the remaining shares then purchasable by the person or persons exercising the option, if fewer than one hundred (100) shares. The Company's transfer agent shall, on behalf of the Company, prepare a certificate or certificates representing such shares acquired pursuant to exercise of the option, shall register the optionee as the owner of such shares on the books of the Company and shall cause the fully executed certificates(s) representing such shares to be delivered to the optionee as soon as practicable after payment of the option price in full. The holder of an option shall not have any rights of a stockholder with respect to the shares covered by the option except to the extent that one or more certificates for such shares shall be delivered to him or her upon the due exercise of the option.

    10. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION AND OTHER MATTERS. Upon the occurrence of any of the following events, an Optionee's rights with respect to options granted to him or her hereunder shall be adjusted as hereinafter provided:

        (a) STOCK DIVIDENDS. In the event the Company shall issue any of its shares as a stock dividend upon or with respect to the shares of stock of the class which shall at the time be subject to option hereunder, each Optionee upon exercising an option shall be entitled to receive (for the purchase price paid upon such exercise) the shares as to which he is exercising his option and, in addition thereto (at no additional cost), such number of shares of the class or classes in which such stock dividend or dividends were declared or paid, and such amount of cash in lieu of fractional shares, as he would have received if he had been the holder of the shares as to which he is exercising his option at all times between the date of grant of such option and the date of its exercise.

        (b) MERGER; CONSOLIDATION; LIQUIDATION; SALE OF ASSETS. In the event the Company is merged into or consolidated with another corporation under circumstances where the Company is not the surviving corporation or if the Company is liquidated or sells or otherwise disposes of all or substantially all of its assets to another corporation while unexercised options remain outstanding under this Plan, (i) subject to the provisions of clauses (iii),
    (iv) and (v) below, after the effective date of such merger, consolidation or sale, as the case may be, each holder of an outstanding option shall be entitled, upon exercise of such option, to receive in lieu of shares of Common Stock, shares of such stock or other securities as the holders of shares of Common Stock received pursuant to the terms of the merger, consolidation or sale; or (ii) the Board may waive any discretionary limitations imposed with respect to the exercise of the option so that all options from and after a date prior to the effective date of such merger, consolidation, liquidation or sale, as the case may be, specified by the Board, shall be exercisable in full; or (iii) all outstanding options may be cancelled by the Board as of the effective date of any such merger, consolidation, liquidation or sale, provided that notice of such cancellation shall be given to each holder of an option, and each such holder thereof shall have the right to exercise such option in full (without regard to any discretionary limitations imposed with respect to the option) during a 30-day period preceding the effective date of such merger, consolidation, liquidation or sale; or (iv) all outstanding options may be cancelled by the Board as of the date of any such merger, consolidation, liquidation or sale, provided that notice of such cancellation shall be given to each holder of an option and each such holder thereof shall have the right to exercise such option but only to the extent exercisable in accordance with any discretionary limitations imposed with respect to the option prior to the effective date of such merger, consolidation, liquidation or sale; or (v) the Board may provide for the cancellation of all outstanding options and for the payment to the holders thereof of some part or all of the amount by which the value thereof exceeds the payment, if any, which the holder would have been required to make to exercise such option.

        (c) ISSUANCE OF SECURITIES. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

        (d) NO FRACTIONAL SHARES. No fractional shares shall actually be issued under the Plan. Any fractional shares which, but for this subparagraph (d), would have been issued to an Optionee pursuant to an option, shall be deemed to have been issued and immediately sold to the Company for their fair market value, and the Optionee shall receive from the Company cash in lieu of such fractional shares.

        (e) ADJUSTMENTS. Upon the happening of any of the foregoing events, the class and aggregate number of shares set forth in Section 2 above that are subject to options which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect such events. The Board shall determine the specific adjustments to be made under this
    Section 10 and its determination shall be conclusive.

    11. RESTRICTIONS ON ISSUANCE OF SHARES. Notwithstanding the provisions of Sections 4 and 9 above, the Company shall have no obligation to deliver any certificate or certificates upon exercise of an option until one of the following conditions shall be satisfied:

       (i) The shares with respect to which the option has been exercised are at the time of the issue of such shares effectively registered under applicable federal and state securities laws as now in force or hereafter amended; or

       (ii) Counsel for the Company shall have given an opinion that such shares are exempt from registration under federal and state securities laws as now in force or hereafter amended; and the Company has complied with all applicable laws and regulations with respect thereto, including without limitation all regulations required by any stock exchange upon which the Company's outstanding Common Stock is then listed.

    12. REPRESENTATION OF OPTIONEE. If requested by the Company, the Optionee shall deliver to the Company written representations and warranties upon exercise of the option that are necessary to show compliance with federal and state securities laws, including representations and warranties to the effect that a purchase of shares under the option is made for investment and not with a view to their distribution (as that term is used in the Securities Act).

    13. OPTION AGREEMENT. Each option granted under the provisions of this Plan shall be evidenced by an option agreement, which agreement shall be duly executed and delivered on behalf of the Company and by the Optionee to whom such option is granted. The option agreement shall contain such terms, provisions and conditions not inconsistent with this Plan as may be determined by the officer executing it.

    14. TERM AND AMENDMENT OF PLAN. This Plan (as amended and restated) was adopted by the Board effective as of November 23, 1999, subject to approval by the stockholders of the Company. Options may no longer be granted under the Plan after November 23, 2009, and the Plan shall terminate when all options granted or to be granted hereunder are no longer outstanding. Subject to the provisions of Section 4 above, options may be granted under the Plan prior to the date of stockholder approval of the Plan. If the approval of stockholders is not obtained by November 23, 2000, any grants of options under the Plan made prior to that date will be rescinded. The Board may at any time terminate the Plan or make such modification or amendment thereof as it deems advisable; PROVIDED, HOWEVER, that the Board may not, without approval by the stockholders, (a) increase the maximum number of shares for which options may be granted under the Plan (except by adjustment pursuant to Section 10),
(b) materially modify the requirements as to eligibility to participate in the Plan, (c) materially increase benefits accruing to option holders under the Plan or (d) amend the Plan in any manner which would cause Rule 16b-3 to become inapplicable to the Plan. Termination or any modification or amendment of the Plan shall not, without consent of a participant, affect his or her rights under an option previously granted to him or her.

    15. COMPLIANCE WITH REGULATIONS. It is the Company's intent that this Plan comply in all respects with Rule 16b-3 under the Securities Exchange Act of 1934 (or any successor or amended version thereof) and any applicable Securities and Exchange Commission interpretations thereof. If any provision of the Plan is deemed not to be in compliance with Rule 16b-3, the provision shall be null and void.

    16. GOVERNING LAW. The validity and construction of this Plan and the instruments evidencing options shall be governed by the laws of The Commonwealth of Massachusetts, without giving effect to the principles of conflicts of law thereof.

                                  DETACH HERE



                                     PROXY

                                PEGASYSTEMS INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                      2000 ANNUAL MEETING OF STOCKHOLDERS


   The undersigned stockholder of Pegasystems Inc., a Massachusetts corporation ("Pegasystems"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement dated June 13, 2000 and hereby appoints Alan Trefler, June Morris and Robert Jahrling, or any one or more of them, proxies and attorneys-in-fact with full power of substitution to each for and in the name of the undersigned, with all powers the undersigned would possess if personally present to vote the Common Stock of the undersigned in Pegasystems at the Annual Meeting of its Stockholders to be held June 29, 2000 at One Main Street, Cambridge, Massachusetts at 10:30 a.m., local time, or any adjournment or postponement thereof. Any of such attorneys or substitutes shall have and may exercise all of the powers of said attorneys-in-fact hereunder.



---------------                                                ---------------
  SEE REVERSE     CONTINUED AND TO BE SIGNED ON REVERSE SIDE     SEE REVERSE
     SIDE                                                           SIDE
---------------                                                ---------------

                                  DETACH HERE


-------   PLEASE MARK
   X      VOTES AS IN
-------   THIS EXAMPLE

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL NOS. 1, 2, 3 AND 4 AND SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU INSTRUCT THE PROXIES TO VOTE FOR THE NOMINEES LISTED BELOW AND FOR PROPOSAL NOS. 2, 3, AND 4.

      1. Election of Directors.
         NOMINEES:  (01) Alan Trefler, (02) William W. Wyman,
                    (03) Steven F. Kaplan

                     FOR                WITHHELD
                   ------                ------

                   ------                ------

------

------ __________________________________________

(INSTRUCTION. To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)


      2. To approve an amendment to the         FOR     AGAINST     ABSTAIN
         Amended and Restated 1994 Long-      -------   -------     -------
         Term Incentive Plan to increase
         the number of shares of Common       -------   -------     -------
         Stock authorized for issuance
         under the plan from 9,500,000
         shares to 11,500,000 shares

      3. To approve an amendment to the         FOR     AGAINST     ABSTAIN
         Pegasystems, Inc. 1996 Non-          -------   -------     -------
         Employee Director Stock Option
         Plan.                                -------   -------     -------

      4. To ratify the selection of             FOR     AGAINST     ABSTAIN
         Deloitte & Touch LLP as              -------   -------     -------
         independent public accountants
         of Pegasystems for the fiscal        -------   -------     -------
         year ending December 31, 2000

      5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

                                                      ------
      MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT
                                                      ------

      PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING
      THE ENCLOSED ENVELOPE
      Please sign exactly as name appears at left. When shares are held in more than one name, including joint tenants, each party should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature: ______________________________  Date: ______________

Signature: ______________________________  Date: ______________